Northern Lights Fund Trust

AUTOPILOT MANAGED GROWTH FUND

Investor Class Shares

Supplement dated February 2, 2009

to the Prospectus dated November 7, 2008

Under "DISTRIBUTION OF SHARES" on page 15 of the Prospectus, the following is added below the last paragraph of the section:

Other Classes

In addition to the Investor Class shares offered in this Prospectus, the Fund offers another class of shares, the Class C shares, by a separate prospectus. Class C shares pay annual 12b-1 fees of 1.00%.

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You should read this Supplement in conjunction with the Prospectus, dated November 7, 2008, and the Statement of Additional Information, dated February 2, 2009, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-866-828-8674.

Please retain this Supplement for future reference.